FundX Investment Group

FundX Tactical Upgrader Fund – TACTX

Supplement dated May 31, 2013 to
Prospectus dated May 31, 2013

From May 31, 2013 to July 31, 2013, the investment objective of the FundX Tactical Upgrader Fund continues to read as follows:

“The FundX Tactical Upgrader Fund (“Tactical Fund”) seeks long-term capital appreciation; capital preservation is a secondary consideration.”

Effective July 31, 2013, the investment objective of the FundX Tactical Upgrader Fund reads as follows:

“The FundX Tactical Upgrader Fund (“Tactical Fund”) seeks long-term capital appreciation with less volatility than the broad equity market; capital preservation is a secondary consideration.”

Please retain this Supplement with the Prospectus.